Exhibit 10.1

Execution Version

AMENDMENT NUMBER TWO
TO CREDIT AGREEMENT

THIS AMENDMENT NUMBER TWO TO CREDIT AGREEMENT this “Amendment”), dated as of September 30, 2019, is entered into by and among KAYNE SOLUTIONS FUND, L.P. (“Kayne”), in its capacity as administrative agent and as collateral agent for each Lender (in such capacities, together with its successors and assigns in such capacities, “Agent”), BUDDY’S NEWCO, LLC, a Delaware limited liability company (“Buddy’s Newco”), BUDDY’S FRANCHISING AND LICENSING LLC, a Florida limited liability company (“Buddy’s FL”; together with Buddy’s Newco, each individually and collectively, jointly and severally, “Borrower”), FRANCHISE GROUP INTERMEDIATE B, LLC, a Delaware limited liability company (“Parent”), and the lenders identified on the signature pages hereof (such lenders, and the other lenders party to the below-defined Credit Agreement, together with their respective successors and permitted assigns, each individually, a “Lender”, and collectively, the “Lenders”), and in light of the following:

W I T N E S S E T H

WHEREAS, Parent, Borrower, Lenders, and Agent are parties to that certain Credit Agreement, dated as of July 10, 2019 (as amended by that certain Amendment Number One to Credit Agreement and Consent, dated as of August 23, 2019, and as further amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower has requested that Agent and Required Lenders make certain amendments to the Credit Agreement;

WHEREAS, upon the terms and conditions set forth herein, Agent and Required Lenders are willing to make certain amendments to the Credit Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.                   Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in Section 1.01 of the Credit Agreement.

2.                   Amendments to Credit Agreement. Subject to the satisfaction (or waiver in writing by Required Lenders) of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended as follows:

(a)                Section 1.01 of the Credit Agreement is hereby amended by amending and restating the second to last paragraph in the definition of “Consolidated EBITDA” as follows:

“Notwithstanding anything to the contrary, it is agreed, that for the purpose of calculating the Leverage Ratio for any period that includes the fiscal quarters ended on September 30, 2018, December 31, 2018, March 31, 2019, or June 30, 2019, Consolidated EBITDA shall be deemed to be $3,354,682, $4,797,683, $6,802,859, or $4,288,531, respectively, in each case, as adjusted on a pro forma basis. For the purposes of calculating Consolidated EBITDA for any period, if at any time during such period (and after the Closing Date), Parent or any of its Subsidiaries shall have consummated (a) an acquisition not in violation of this Agreement (including the consummation of an acquisition by any direct or indirect parent of Parent solely to the extent that the acquired assets are contributed by such direct or indirect parent, directly or indirectly, to Parent or any of its Subsidiaries) or (b) a material disposition permitted hereunder (including the termination or discontinuance of activities constituting the disposed of business) of business entities, properties, or assets, in each case, constituting one or more divisions or lines of business of any business entity, (i) Consolidated EBITDA for such period shall be calculated after giving pro forma effect thereto as if any such acquisition or disposition occurred on the first day of such period. For the avoidance of doubt, Consolidated EBITDA shall not be calculated on a cash basis.”

3.                   Conditions Precedent to Amendment. The satisfaction (or waiver in writing by Agent and Required Lenders) of each of the following shall constitute conditions precedent to the effectiveness of the Amendment (such date being the “Amendment Effective Date”):

(a)                Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.

(b)                After giving effect to this Amendment, with respect to Parent and its Subsidiaries, the representations and warranties contained herein, in the Credit Agreement, and in the other Loan Documents, in each case, shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties are true and correct in all respects subject to such qualification) on and as of the date hereof, to the same extent as though made on and as of the date hereof, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date).

(c)                No event has occurred and is continuing or would result from the consummation of the transactions contemplated herein that would constitute a Default or Event of Default.

(d)                Borrower shall pay concurrently with the closing of the transactions evidenced by this Amendment, all fees, costs, expenses and taxes then payable pursuant to the Credit Agreement and Section 4 of this Amendment.

4.                   Payment of Costs and Fees. Borrower shall pay to Agent and each Lender all expenses required to be paid pursuant to Section 10.02 of the Credit Agreement (including, without limitation, the reasonable fees and expenses of any attorneys retained by Agent or any Lender) in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto.

5.                   [Reserved].

6.                   [Reserved].

7.                   [Reserved].

8.                   APPLICABLE LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL PROVISIONS. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING APPLICABLE LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL SET FORTH IN SECTIONS 10.14, 10.15 AND 10.16 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

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9.                   Amendments. This Amendment cannot be altered, amended, changed or modified in any respect except in accordance with Section 10.05 of the Credit Agreement.

10.               Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

11.               Effect on Loan Documents.

(a)                The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The waivers, consents and modifications set forth herein, if any, are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further waiver, consent or amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by Borrower remains in the sole and absolute discretion of Agent and Lenders. To the extent that any terms or provisions of this Amendment conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of this Amendment shall control.

(b)                Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(c)                To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(d)                This Amendment is a Loan Document.

(e)                Unless the context of this Amendment clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or”. The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision of this Amendment. Section, subsection, clause, schedule, and exhibit references herein are to this Amendment unless otherwise specified. Any reference in this Amendment to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. Any reference herein or in any other Loan Document to the satisfaction, repayment, or payment in full of the Obligations or Guaranteed Obligations shall mean (a) the payment or repayment in full in immediately available funds of (i) the principal amount of, and interest accrued and unpaid with respect to, all outstanding Loans, together with the payment of the Applicable Prepayment Premium, (ii) all costs, expenses, or indemnities payable pursuant to Section 10.02 or 10.03 of the Credit Agreement that have accrued and are unpaid regardless of whether demand has been made therefor, and (iii) all fees or charges that have accrued hereunder or under any other Loan Document and are unpaid, (b) the receipt by Collateral Agent of cash collateral in order to secure any other contingent Obligations for which a claim or demand for payment has been made on or prior to such time or in respect of matters or circumstances known to an Agent or a Lender at such time that are reasonably expected to result in any loss, cost, damage, or expense (including attorneys’ fees and legal expenses), such cash collateral to be in such amount as Agents reasonably determine is appropriate to secure such contingent Obligations, (c) the payment or repayment in full in immediately available funds of all other outstanding Obligations, and (d) the termination of all of the Commitments of Lenders. Notwithstanding anything in the Agreement to the contrary, (y) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, or directives thereunder or issued in connection therewith and (z) all requests, rules, guidelines, or directives concerning capital adequacy promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority), or the United States or foreign regulatory authorities shall, in each case, be deemed to be enacted, adopted, issued, phased in, or effective after the date of this Agreement regardless of the date enacted, adopted, issued, phased in, or effective. Any reference herein to the Obligations shall (i) mean “Obligations” as defined in the Credit Agreement (including any expenses, fees or interest that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding) and (ii) include all or any portion thereof and any extensions, modifications, renewals, or alterations thereof, both prior and subsequent to any Insolvency Proceeding.

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12.               Entire Agreement. This Amendment, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

13.               Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

14.               Reaffirmation of Obligations. Each Loan Party hereby (a) acknowledges and reaffirms its obligations owing to Agent and each Lender under each Loan Document to which it is a party (including, in respect of Parent, its Guaranty of the Obligations), and (b) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Each Loan Party hereby (i) further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document to Agent, on behalf and for the benefit of each Lender, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and (ii) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Amendment).

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15.               Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

FRANCHISE GROUP INTERMEDIATE B, LLC,
as Parent

By:	/s/ Michael S. Piper
Name:	Michael S. Piper
Title:	Chief Financial Officer

BUDDY’S NEWCO, LLC,
as a Borrower

By:	/s/ Michael Bennett
Name:	Michael Bennett
Title:	Chief Executive Officer

BUDDY’S FRANCHISING AND LICENSING LLC,
as a Borrower

By:	/s/ Michael Bennett
Name:	Michael Bennett
Title:	Chief Executive Officer

[Signature Page to Amendment Number Two]

KAYNE SOLUTIONS FUND, L.P.,
as Agent

By: Kayne Solutions Fund GP, LLC,
its general partner

By:	/s/ Jon Levinson
Name: Jon Levinson
Title: Managing Partner

KAYNE SOLUTIONS FUND, L.P.,
as a Lender

By: Kayne Solutions Fund GP, LLC,
its general partner

By:	/s/ Jon Levinson
Name: Jon Levinson
Title: Managing Partner

KAYNE MULTIPLE STRATEGY FUND, L.P.,
as a Lender

By: Kayne Anderson Capital Advisors, L.P.,
its general partner

By:	/s/ Jenna Young
Name: Jenna Young
Title: Authorized Signatory

[Signature Page to Amendment Number Two]

SAN BERNARDINO COUNTY EMPLOYEES’ RETIREMENT ASSOCIATION, as a New Lender

By: Kayne Anderson Capital Advisors, L.P., its investment manager

By:	/s/ Paul Blank
Name: Paul Blank
Title: Chief Operating Officer

By:	/s/ Michael O’Neil
Name: Michael O’Neil
Title: Chief Compliance Officer

[Signature Page to Amendment Number Two]

Guggenheim MM CLO 2018-1, LTD.,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

Guggenheim Private Debt Fund NOTE ISSUER 2.0, LLC,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

Hobson Capital, LLC,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

[Signature Page to Amendment Number Two]

KIM Global KPI Guggenheim Professional Private Trust,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

KIM Global KPS Guggenheim Professional Private Trust,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

Sunwise CLO LLC,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

[Signature Page to Amendment Number Two]

Guggenheim Credit Income Fund, as a Lender
By: Guggenheim Partners Investment Management, LLC as Advisor

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

Guggenheim Private Debt Fund 2.0-I, LLC, as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

Guggenheim Private Debt Fund 2.0, LLC, as a Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kevin M. Robinson
Name:	Kevin M. Robinson
Title:	Attorney-in-Fact

[Signature Page to Amendment Number Two]